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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 10, 1999 incorporated by reference into this Form 8-K into the Company's previously filed Registration Statements File Nos. 333-70085, 333-69385, 333-68755, 333-84187, 333-91347, 333-82399, 333-92437, 333-96033,
333-30596, 333-32468 and 333-32448.

                                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 16, 2000